================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 18, 2001


                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------

           DELAWARE                  0-18121                    36-3664868
(State or other jurisdiction (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


   55TH STREET & HOLMES AVENUE                                     60514
    CLARENDON HILLS, ILLINOIS                                    (Zip Code)
(Address of principal executive
            offices)


        Registrant's telephone number, including area code (630) 325-7300



                                 NOT APPLICABLE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST YEAR)

================================================================================

Item 5.  Other Events.
         ------------

     On April 18,  2001,  MAF Bancorp,  Inc.  announced  its 2001 first  quarter
earnings   results  as  reflected  in  the  attached   press  release  which  is
incorporated herein by reference and which constitutes a part of this report.

Item 7(c).  Exhibits.
            --------

Exhibit 99.1      Press Release dated April 18, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MAF Bancorp, Inc.



Date: April 23, 2001                         By:  /s/ Jerry A. Weberling
                                                  -----------------------------
                                                  Jerry A. Weberling
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

99.1     Press Release dated April 18, 2001.